ReliaStar Life Insurance Company of New York
1000 Woodbury Road * Suite 102
P.O. Box 9004
Woodbury, NY 11797






February 28, 2001



Dear Policyowner,

Enclosed are fund annual reports for the period ending December 31, 2000. You indirectly invest in these portfolios through your variable life insurance policy or variable annuity contract when you allocate amounts to one of our separate accounts.

Each annual report provides you with detailed financial information about the portfolio, including that portfolio's statements of net assets, operations, and changes in net assets. Each annual report also includes a list of the securities in which that portfolio invests, and discusses portfolio performance. Please remember that past performance cannot predict or guarantee future results.

Please be sure to contact your Registered Representative if you have questions about your policy. Your Registered Representative also can assist you with financial planning if your financial needs change (for example, your needs may change if you purchase a new home or have children) or if you would like to plan for your retirement.

To obtain additional reports or prospectuses, or separate account financial statements as of December 31, 2000, please call our Minot Service Center at
(800) 626-2286 for variable life insurance policies or (877) 884-5050 for variable annuity contracts.


Sincerely,

/s/ Candace K. Linville

Candace Linville
Assistant Vice President, Life Operations
Minot Service Center



                                                            ING [LOGO] RELIASTAR

The following documents accompanied this letter to policy owners and is hereby incorporated by reference:

Document 1. The Annual Report of the Alliance Variable Products Series Fund dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 28, 2001 (File No. 811-5398).

Document 2. The Annual Report of Fidelity Variable Insurance Products Fund dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 26, 2001 (File No. 811-03329).

Document 3. The Annual Report of Fidelity Variable Insurance Products Fund II dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 26, 2001 (File No. 811-05511).

Document 4. The Annual Report of Pilgrim Variable Products Trust dated December 31, 2000, that was filed with the Securities and Exchange Commission on January 10, 2001 (File No. 811-8220).

Document 5. The Annual Report of the Oppenheimer Variable Account Funds dated December 31, 2000, that was filed with the Securities and Exchange Commission on March 9, 2001 (File No. 811-4108).